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                      LETTER OF CONFIRMATION AND ASSIGNMENT

FROM:             514592 B.C. LTD. (Inc. #514592)
                  370 - 444 Victoria Street,
                  Prince George, B.C.

T0:               FOREST GLADE PROPERTIES INC. (Inc. #558539)
                  1033 - 3rd Avenue,
                  Prince George, B.C.

RE : ASSETS OF 514592 B.C. LTD. - Mountainview Mobile Home Park located in Sparwood British Columbia

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WHEREAS 514592 B.C. Ltd. ( a company duly incorporated under the laws of British
Columbia, Canada) is a holding company wholly owned and operated by Forest Glade Properties Inc. ( a company duly incorporated under the laws of British
Columbia, Canada)

WHEREAS Forest Glade Properties Inc. is also a holding company wholly owned and operated by Forest Glade International Inc. ( a company duly incorporated under the laws of the United States of America).

WHEREAS the only asset of Forest Glade Properties Inc. is the shares which it owns in 514592 B.C. Ltd. and the only asset of 514592 B.C. Ltd. is Mountainview Mobile Home Park located in Sparwood, British Columbia.

WHEREAS Forest Glade International Inc. has applied for project financing from certain third party interests in the United States of America who have insisted that the company divest itself of the said mobile home park asset.

WHEREAS 514592 B.C. Ltd. has approved the transfer of all of its outstanding shares from Forest Glade Properties Inc. to Michael Jenks, Gil Rahier Holdings Ltd., Frank Denis and Wayne Loftus effective May 5, 2000 in order to comply with the above.

WHEREAS 514592 B.C. Ltd. is currently in the process of finalizing the sale of Mountainview Mobile Home Park to a third party by registered Agreement for Sale which transaction is scheduled to complete on or about May 15, 2000.



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514592 B.C. LTD. hereby confirms that all of the benefit of its 1 remaining asset and all funds derived therefrom belong to and are hereby assigned to Forest Glade International Inc..

SIGNED at the City of Prince George, Province of British Columbia, Canada this 5th day of May, 2000.

/s/ Wayne Loftus
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Wayne Loftus, President

/s/ Frank Denis
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Frank Denis, Secretary